CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lazare Kaplan International Inc. (the "Company") on Form 10-K/A for the fiscal year ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon Tempelsman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 26, 2008	By: /s/ Leon Tempelsman
Leon Tempelsman
President and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lazare Kaplan International Inc. (the "Company") on Form 10-K/A for the fiscal year ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Moryto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 26, 2008	By: /s/ William H. Moryto
William H. Moryto
Vice President and Chief Financial Officer